UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 18, 2016

AMERICAN MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2103 CityWest Boulevard Building #4, Suite 800 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

(713) 815-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 18, 2016, American Midstream Partners, LP (the “Partnership’’), American Midstream, LLC, Blackwater Investments, Inc., Bank of America, N.A. as administrative agent, and the guarantors and lenders party thereto entered into the Fourth Amendment (the “Fourth Amendment”) to the Amended and Restated Credit Agreement dated as of September 5, 2014 (the “Original Credit Agreement” and, as amended by the Fourth Amendment, the “Amended Credit Agreement”).

The Fourth Amendment amends the Original Credit Agreement to, among other things, (i) modify certain investment covenants to, among other things, reflect the recently completed incremental acquisition of additional minority interests in Delta House, a fee-based, semisubmersible floating production system, and associated oil and gas pipelines in the Gulf Coast and (ii) agree to amend and restate the Amended Credit Agreement (as amended, the “Second Amended and Restated Credit Agreement”) upon the consummation of the previously-disclosed merger (the “JPE Merger”) with JP Energy Partners LP (“JPE”) to permit JPE’s existing credit facility (the “JPE Credit Facility”) to remain in place during the time period between (a) the consummation of the JPE Merger and (b) the payoff of the JPE Credit Facility, the joining of JPE and its subsidiaries as guarantors under the Second Amended and Restated Credit Agreement, and the further integration of JPE and its subsidiaries into the Partnership’s ownership structure.

The description of the Fourth Amendment contained in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Fourth Amendment to Amended and Restated Credit Agreement and Amendment and Restatement Agreement among American Midstream, LLC, Blackwater Investments, Inc., American Midstream Partners, LP, Bank of America, N.A., the guarantors party thereto and the lenders party thereto, dated November 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MIDSTREAM PARTNERS, LP

By:	AMERICAN MIDSTREAM GP, LLC
its General Partner

	By:	/s/ Eric Kalamaras
		Name:	Eric Kalamaras
		Title:	Senior Vice President and Chief Financial Officer

November 23, 2016

EXHIBITS INDEX

Exhibit Number	Description

10.1	Fourth Amendment to Amended and Restated Credit Agreement and Amendment and Restatement Agreement among American Midstream, LLC, Blackwater Investments, Inc., American Midstream Partners, LP, Bank of America, N.A., the guarantors party thereto and the lenders party thereto, dated November 18, 2016.

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